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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENT that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation, hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned Immunex's Annual Report on Form 10-K for the 1998 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


SIGNATURE                                 TITLE            DATE


/S/ Joseph J. Carr                        Director         March 1, 1999
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(Joseph J. Carr)


/S/ Kirby L. Cramer                       Director         February 26, 1999
-----------------------------------                        -----------------
(Kirby L. Cramer)


/S/ Robert I. Levy                        Director         February 26, 1999
-----------------------------------                        -----------------
(Robert I. Levy)


/S/ John E. Lyons                         Director         February 25, 1999
-----------------------------------                        -----------------
(John E. Lyons)


/S/ Joseph M. Mahady                      Director         March 2, 1999
-----------------------------------                        -------------
(Joseph M. Mahady)


/S/ Edith W. Martin                       Director         February 25, 1999
-----------------------------------                        -----------------
(Edith W. Martin)




/S/ Douglas E. Williams                   Sr. Vice         March 8, 1999
----------------------------------- President-Discovery    -------------
(Douglas E. Williams)               Research and Director



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